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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2002



                         Mohegan Tribal Gaming Authority
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Connecticut                033-80655           06-1436334
---------------------------------  ---------------   ---------------------
  (State or other jurisdiction       (Commission         (IRS Employer
of incorporation or organization)     File No.)       Identification No.)



                            One Mohegan Sun Boulevard
                              Uncasville, CT 06382
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (860) 862-8000
                                                           --------------


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Item 5.  Other Events.

     The Mohegan Tribal Gaming Authority (the "Authority") issued a press release today, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it will file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, which will contain revised financial information as compared to the information that was included in the press release issued by the Authority on July 26, 2002.

     During the preparation of the Form 10-Q for the quarterly period ended June 30, 2002, the Authority reviewed its capitalized interest calculation for the major expansion of Mohegan Sun, known as Project Sunburst, and determined that capitalized interest for this project was understated, and interest expense was overstated, for the fiscal year ended September 30, 2001 and capitalized interest was overstated, and interest expense was understated, for the nine months ended June 30, 2002. In its press release, the Authority also announced that, as a result of this determination, the Authority intends to restate its financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002 and for the fiscal year ended September 30, 2001 to reflect the anticipated corrections to capitalized interest and interest expense during these periods.

     The net effect of the restatements increases the Authority's net income by $13.2 million for the fiscal year ended September 30, 2001 and reduces the Authority's net income by $8.4 million for the nine months ended June 30, 2002. The restatements are non-cash adjustments that do not affect EBITDA or adjusted EBITDA and thus have no impact on leverage or fixed charge calculations relevant to compliance with covenants contained in the Authority's $400 million reducing, revolving, secured credit facility with a syndicate of lenders led by Bank of America N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank Credit Facility") and related documents thereto, and the indentures related to the Authority's (i) $200 million Senior Notes with fixed interest payable at a rate of 8.125% per annum issued March 3, 1999; (ii) $300 million Senior Subordinated Notes with fixed interest payable at a rate of 8.75% per annum issued March 3, 1999; (iii) $150 million Senior Subordinated Notes with fixed interest payable at a rate of 8.375% per annum issued July 26, 2001 and (iv) $250 million Senior Subordinated Notes with fixed interest payable at a rate of 8% per annum issued February 20, 2002. In addition, the Authority also has reclassified certain other costs, expenses, and balances in the financial statements. However, these reclassifications have no effect on the Authority's net income. Such adjustment impacted the Authority's cash flow statement presentation between operating and investing activities.

     Revised financial information that reflects the anticipated effect of the restatements for these periods is included in the Form 10-Q for the quarterly period ended June 30, 2002. The Authority expects to file amended Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 and
an amended Annual Report on Form 10-K for the fiscal year ended September 30, 2001 once the Authority's independent accountants complete their audit of the restated financial statements for the fiscal year ended September 30, 2001, their reviews of the restated financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001,
March 31, 2002 and their review of the amended financial statements for the quarterly period ended June 30, 2002.

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     The Authority also announced that it had received the consent of its requisite lenders to Amendment No. 5 to the Bank Credit Facility (the "Amendment") on August 14, 2002. The Amendment (i) expanded the definition of "approved swap agreements" and increased the amount of approved swap agreements and other swap agreements that may be used to secure other indebtedness of the Authority from the notional amount of $200 million to the notional amount of $300 million and (ii) waived, for a period of 90 days from the date of the Amendment, (a) the delivery of audited financial statements for the fiscal year ended September 30, 2001 and reviewed financial statements for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002, (b) the requirement to file amended Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2000, March 31, 2001, June 30, 2001, December 31, 2001 and March 31, 2002 and an amended Annual Report on Form 10-K for the fiscal year ended September 30, 2001, (c) any defaults which may have arisen by reason of any of the restatements in the financial statements which are described above in this Current Report on Form 8-K and (d) any resulting technical non-compliance with a requirement of law. A copy of the Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     Some information included in this Current Report on Form 8-K and other materials filed by the Authority with the Securities and Exchange Commission contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," or "intend" and similar expressions. Similarly, these statements include information relating to plans for future expansion and other business development activities, as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Authority. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, leverage and debt service, domestic or global economic conditions, pending litigation, changes in federal tax laws or the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). Additional information concerning potential factors that could affect the Authority's financial results are included in the Authority's Form 10-K for the fiscal year ended September 30, 2001 and the Registrant's other periodic filings and reports with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this report. The Authority does not have and does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. The Authority cannot assure you that projected results or events will be achieved.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

         The Exhibit Index filed herewith is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOHEGAN TRIBAL GAMING AUTHORITY


Date: August 19, 2002                      By:  /s/ Mark Brown
                                               ---------------------------------
                                                Mark Brown
                                                Chairman, Management Board


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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press release dated August 19, 2002.

99.2         Amendment No. 5 to Loan Agreement.